Exhibit 99.1

Investor Presentation June 2025

FORWARD - LOOKING STATEMENTS Statements made in this presentation regarding American Public Education, Inc . or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, demand, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, capital expenditures, free cash flow, and plans with respect to and future impacts of recent, current and future initiatives, including the planned combination of APUS, RU and HCN into one consolidated institution, campus and corporate center consolidation, and redemption of preferred stock . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the Company’s failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure ; changes in the postsecondary education regulatory environment as a result of U . S . federal elections, including any changes by or as a result of actions of the current administration to the operations of the Department of Education or changes to or the elimination or implementation of laws, regulations, standards, policies, and practices ; potential or actual government shutdowns, as well as government budget and federal workforce uncertainty ; the impact, timing, and projected benefits of the planned combination the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs ; declines in enrollments at the Company’s subsidiary institutions ; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs ; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the loss or disruption of the Company’s ability to receive funds under Title IV or tuition assistance programs or the reduction, elimination, or suspension of federal funds ; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; the Company’s need to successfully adjust to future market demands including updating existing programs and developing new programs ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; economic and market conditions and changes in interest rates ; difficulties involving acquisitions ; the Company’s indebtedness and preferred stock, including the refinancing or redemption thereof ; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third - party vendors ; the inability to recognize the anticipated benefits of the Company’s cost savings and revenue generating efforts ; the Company’s ability to manage and limit its exposure to bad debt ; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

Company Overview American Public Education (APEI) is a leading provider of accessible & affordable education and training of high - demand fields to military and healthcare sectors with four wholly - owned subsidiaries (campus - based & online) Addressing $100B online education market in stable, high - demand industries x Nursing: #1 provider of pre - licensure ADN+PN education x Military: #1 provider of active - duty & military/veteran education Strong Financial Profile: • TTM Revenue 1 of $634.7M • TTM Net Income available to common stockholders 1 of $18.5M • TTM Adj. EBITDA 1,3 of $76.5M • 2024 Free Cash Flow 1,4 of $51M • Strong balance sheet with $188M in cash 1 Healthcare platform growing and margins improving • Expect continued positive enrollment momentum and EBITDA growth Nasdaq: APEI NASDAQ: APEI $27.69 Share Price 2 $499.5M Market Cap 2 $635M TTM Revenue 1 $76.5M TTM Adj. EBITDA 1 $188M Cash 1 $93.7M Debt 1 18.0M Shares Outstanding 1 3 1. As of March 31, 2025 2. As of June 4. 2025 3. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non - recurring expenses, such as severance , and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Please refer to Appendix for GAAP to non - GAAP reconciliation. 4. Free cash flow defined as Adjusted EBITDA less capex

4 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. VISION Education that transforms lives, advances careers, and improves communities. MISSION Powering Purpose, Potential and Prosperity for Those in Service to Others. VALUES Be Customer Centric • Be Accountable Be Agile • Be Respectful & Inclusive Do the Right Thing

Nursing & Healthcare

Enrollment Momentum Continues

National Nursing Platform

#1 provider of pre-licensure ADN+PN education


Hondros
Rasmussen
Current Campuses

RASMUSSEN UNIVERSITY

HONDROS COLLEGE OF NURSING

Current demand for 200,000+ registered nursing jobs annually

~9,400 Enrolled nursing students	**26** Campuses in 8 states	**23** Nursing and Allied Health Degrees

Nasdaq: APEI

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Public Sector Education #1 Activity - duty military & veterans educator ~90,000 Adult learners in over 90 countries >100 Federal agency customers ~25,000 Trained individuals in 2024 Nasdaq: APEI 6 Clear Leadership Position Provides Solid Growth, Margins & Cash Flow 1. According to the Georgetown University Center on Education and the Workforce (2022)

Registrations & Enrollments 381,900 TTM Net Course Registrations 14,600 2Q25 Enrollment APUS has delivered consistently strong net course registrations since 2020, driven by continued strength in military and growing enrollments from veterans and military - affiliated families Year - over - year Rasmussen campus and online enrollments have been improving since 2Q23. RAS has delivered total enrollment growth for 4 consecutive quarters HCN delivered double digit enrollment growth 3,700 2Q25 Enrollment 7 Nasdaq: APEI

Enrollment Summary – Military, Veterans & their Families * TTM quarterly registration figures 346,200 347,100 349,800 350,400 352,700 357,500 364,000 367,600 370,300 371,900 372,100 378,400 381,900 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 ▪ 137 degree programs and 111 certificates offered across five schools of study ▪ 100% online ▪ Tuition & fees are generally less than in - state costs at public universities ▪ Mid - single digit registration growth over past 2 years ▪ Revenue growth driven by increased net course registrations & impact of select tuition & fee increases in 2024 ▪ Programs and courses aligned with high job growth areas 8 Nasdaq: APEI

13,900 13,600 13,500 13,500 14,100 14,600 13,500 14,500 13,600 14,600 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 2Q24 2Q25 ▪ Offers 47 degree programs from Associates degrees to Doctoral degrees, and 13 certificate programs ▪ Year - over - year enrollments have been improving since 2Q23 and delivered 4 consecutive quarters of enrollment growth ▪ Dept. of Education growth restrictions on new campuses and new programs stemming from the acquisition have been removed* ▪ Offers on campus instruction leading to diplomas in PN and ADN degrees ▪ Delivered 21 consecutive quarters of year - over - year enrollment growth Enrollment Summary – Nursing & Healthcare YoY enrollment comparison by quarter YoY enrollment comparison by quarter 3,000 3,300 2,800 3,100 3,100 3,700 3,300 3,600 3,300 3,700 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 2Q24 2Q25 9 Nasdaq: APEI * We do not currently intend to seek approval of new locations or programs until completion of the pending combination of our in stitutions

Financial Update

1Q25 Executive Summary

APEI is a market leader in the post-secondary education of active-duty military, veterans, new nurses, and health professionals, segments that have demonstrated stable and long-term demand.

1Q 2025 Financial Highlights

$164.6 M	$7.5 M	$0.41	$21.2 M	$187.5 M
Revenue	Net Income available to common stockholders	Diluted EPS	Adj. EBITDA[1]	Cash *(as of 3/31/25)*
+7% YoY	*($1.0 M) in 1Q24*	*($0.06) in 1Q24*	*+25% YoY*	*+22% YoY*

1Q25 Business Highlights

- 1Q25 results above guidance include:
  - Revenue of $164.6 million
  - Net Income available to common stockholders of $7.5M vs ($1.0M) in 1Q24
  - Adjusted EBITDA[1] of $21.2 million vs $17.1M in 1Q24
- Cash position increased $28.6 million from year end 2024
- APUS increased net course registrations by 3.5% vs 1Q24
- Rasmussen increased enrollment by 7% in 1Q25
  - Fourth consecutive quarter of YoY enrollment growth
  - 1Q25 EBITDA of $2.1 million vs Q124 of ($5.7M)
- Hondros College of Nursing (HCN) increased enrollment 9.6% enrollment vs 1Q24

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) and EBITDA are non-GAAP financial measures. Please refer to Appendix for GAAP to non-GAAP reconciliation.

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Segment Revenue • APUS has delivered consistent year - over - year growth driven by modest increases in registrations and targeted tuition and fee increases • Rasmussen continues to build on a solid foundation with higher revenue and enrollment trends • 1Q25 enrollment growth is 7% over 1Q24 • Fourth consecutive quarter of year - over - year revenue growth • 1Q25 revenue growth of 7.5% APUS increased revenue year over year and is expected to grow net course registrations in 2025. Rasmussen and Hondros College of Nursing experienced year - over - year revenue growth and positive enrollment trends. $73.6 $77.0 $76.4 $77.0 $79.4 $82.4 $80.7 $83.9 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 $52.0 $53.0 $52.1 $52.6 $52.6 $57.5 $53.1 $59.3 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 $14.3 $16.4 $13.7 $15.5 $15.8 $18.9 $16.4 $17.7 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 12 Nasdaq: APEI

Profitability ▪ 1Q25 registration growth of 3.5% compared to 1Q24 ▪ 1Q25 EBITDA margin of 30% on $83.9 million in revenue TTM Adj. EBITDA 1 TTM Adj. EBITDA Margin 1 ▪ Positive year - over - year enrollment trends started in 3Q24. 1Q25 enrollment trends building on current momentum ▪ Rasmussen delivered $2.1 million of EBITDA in 1Q25 and positive EBITDA in 2H24, continuing positive momentum ▪ HCN enrollments have grown at double - digit rates for 8 of the last 10 quarters ▪ Government budget and federal workforce could impact 2H 2025. 1. Please refer to appendix for GAAP to non - GAAP reconciliation $40.7 $71.8 $49.3 $66.6 $59.6 $72.3 $69.6 $76.5 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 6.8% 11.7% 8.2% 10.9% 9.9% 11.6% 11.5% 12.1% 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 13 Nasdaq: APEI

Education Unit Profile

Segment Summary ($ in millions)			1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24	4Q24	FY24	1Q25
American Public University System AMU	APUS	Revenue	$74.0	$73.6	$76.4	$79.4	$ 303.3	$80.7	$77.0	$77.0	$82.4	$ 317.0	$83.9
		EBITDA	$18.5	$20.2	$23.3	$30.5	$ 92.5	$24.3	$19.5	$22.0	$28.4	$ 94.3	$25.2
		Margin	*25%*	*28%*	*30%*	*38%*	*30%*	*30%*	*25%*	*29%*	*35%*	*30%*	*30%*
RASMUSSEN UNIVERSITY	RU	Revenue	$57.5	$52.0	$52.1	$52.6	$ 214.1	$53.1	$53.0	$52.6	$57.5	$ 216.3	$59.3
		EBITDA	($4.5)	($7.1)	($5.3)	$0.4	$ (16.5)	($2.7)	($4.7)	($4.5)	$5.5	$ (6.5)	$2.1
		Margin	*-8%*	*-14%*	*-10%*	*1%*	*-8%*	*-5%*	*-9%*	*-9%*	*10%*	*-3%*	*3%*
HONDROS COLLEGE OF NURSING	HCN	Revenue	$13.1	$14.3	$13.7	$15.8	$ 56.9	$16.4	$16.4	$15.5	$18.9	$ 67.3	$17.7
		EBITDA	($1.0)	$0.1	($0.3)	$1.1	$ (0.1)	$0.0	($0.4)	($0.3)	$1.2	$ 0.6	($0.2)
		Margin	*-8%*	*1%*	*-2%*	*7%*	*0%*	*0%*	*-2%*	*-2%*	*6%*	*1%*	*-1%*
Graduate School USA	GSUSA	Revenue	$5.1	$7.4	$8.6	$5.1	$ 26.2	$4.2	$6.4	$8.0	$5.3	$ 24.0	$3.7
		EBITDA	($1.3)	$0.8	$1.6	($1.1)	$ 0.0	($1.1)	($0.7)	$1.4	($0.6)	$ (1.0)	($2.1)
		Margin	*-25%*	*11%*	*18%*	*-22%*	*0%*	*-27%*	*-11%*	*17%*	*-11%*	*-4%*	*-57%*
		Corporate	$ (6.9)	$ (7.4)	$ (5.7)	$ (7.1)	$ (27.1)	$ (7.2)	$ (5.5)	$ (9.2)	$ (9.0)	$ (31.2)	$ (8.6)
apei AMERICAN PUBLIC EDUCATION, INC.	APEI	Consolidated Revenue	$149.7	$147.2	$150.8	$152.8	$ 600.5	$154.4	$152.9	$153.1	$164.1	$ 624.6	$164.6
		Consolidated EBITDA	$4.8	$6.7	$13.4	$23.8	$ 48.7	$13.2	$8.2	$9.4	$25.5	$ 56.2	$16.2
		(+) Adjustments	$ 2.2	$ 2.1	$ 4.7	$ 1.9	$ 10.9	$ 3.8	$ 2.7	$ 3.7	$ 6.0	$ 16.2	$ 5.0
		Consolidated Adj. EBITDA	**$ 7.0**	**$ 8.8**	**$ 18.1**	**$ 25.7**	**$ 59.6**	**$ 17.1**	**$ 10.9**	**$ 12.9**	**$ 31.4**	**$ 72.4**	**$ 21.2**
		Margin	*5%*	*6%*	*12%*	*17%*	*10%*	*11%*	*7%*	*8%*	*19%*	*12%*	*13%*

Note: See note 16 to the financial statements included in the 2024 10-K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization.
Please refer to appendix for GAAP to non-GAAP reconciliation.

1. APUS excludes $2.8MM of losses in 4Q23 and $1.6MM in 2024 related to Loss on Disposal of Long-lived assets and Losses on assets held for sale.
2. Rasmussen excludes a non-cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense in 1Q23, $2.9MM for lease termination and campus consolidation expense in 1Q24 and $3.7MM in lease termination costs in 2024.
3. GSUSA and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2024 10-K disclosure.

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Balance Sheet & Cash Flow 3 Months Ended March 31, 2024 2025 in Millions ($1.0) $7.5 Net income available to common stockholders $17.1 $21.2 Adjusted EBITDA 1 $6.2 $3.9 ( - ) Capital expenditures $10.8 $17.3 Free cash flow 2 As of March 31, 2024 2025 in Millions $153.2 $187.5 Cash $27.9 $25.9 ( - ) Restricted cash* $125.3 $161.6 Unrestricted cash $95.0 $93.7 Term loan $30.3 $67.9 Unrestricted cash, net of debt $39.7 $39.7 Preferred equity 17.8 18.4 Shares outstanding Strong Balance Sheet with $188M in Cash 1. Please refer to appendix for GAAP to non - GAAP reconciliation 2. Free cash flow is defined as Adjusted EBITDA less capex 15 * The Dept. of Educations has released Rasmussen’s $24.5MM letter of credit as of 05/16/2025 and is no longer restricted cash Nasdaq: APEI

Summary

1. According to the Georgetown University Center on Education and the Workforce (2022) 2. Free cash flow defined as Adjusted EBITDA less Capital Expenditures INVESTMENT HIGHLIGHTS Large Addressable Market Online education expected to increase to >$100 billion in 5 years Solid ROI for Education & Stable Long - Term Demand APUS in top 11% for student return on educational investment 1 Demand for nurses estimated to be 200,000+ per year Improving Performance and Operating Leverage Solid growth, margins and cash flow performance at APUS Rasmussen delivering positive enrollment and leveraging its higher fixed cost base Simplifying Business Operations Consolidating three separate institutions into one university system Plan to redeem preferred equity Reduction or elimination of assets, campus leases and corporate buildings Strong Cash Flow Free cash flow 2 of $51 million in 2024 17

Experienced Management Team Angela Selden CEO Steve Somers SVP – Corporate Development Officer Angela Selden was appointed CEO of APEI in September 2019. Ms. Selden brings more than 30 years of experience in technology and technology - enabled services, both within private - equity and publicly traded environments, and has deep experience executing business transformation initiatives for Fortune 500 clients. She was previously CEO and board member of DIGARC, a leading education technology provider to higher education institutions. Steve joined APEI in June of 2020 and is responsible for advancing APEI’s business strategy and corporate development initiatives. He has extensive transaction experience, having previously completed over 45 M&A and corporate finance transactions across the Education & Training, e - commerce and Wireless industries. Prior to APEI, Mr. Somers spent almost 10 years in the education industry, serving most recently as VP of Corporate Development at Kaplan, Inc. for 5 years, where he executed over 15 deals as a strategic partner across Kaplan’s various business units. Nasdaq: APEI 18

Appendix

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Non-GAAP Disclosures

American Public Education is presenting adjusted EBITDA and urges investors to review the reconciliation to the comparable GAAP financial measure that is included in the table below (under the caption "GAAP Net Income to Adjusted EBITDA") and not to rely on any single financial measure to evaluate its business.

GAAP Net Income to Adjusted EBITDA:
The following table sets forth the reconciliation of the Company's reported GAAP net income to the calculation of adjusted EBITDA for the three months ended between September 30, 2022 through March 31, 2025

(in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net income (loss) available to common stockholders	(3,762)	(6,583)	(7,197)	(52,719)	(4,853)	11,475	(1,019)	(1,160)	731	11,505	7,461
Preferred stock dividends	-	48	1,457	1,487	1,525	1,539	1,535	1,531	1,531	1,459	1,432
Net (loss) income	(3,762)	(6,535)	(5,740)	(51,232)	(3,328)	13,014	516	371	2,262	12,964	8,893
Income tax (benefit) expense	(860)	(1,124)	(1,414)	(15,137)	3,712	2,124	1,213	(16)	1,236	7,986	2,466
Interest expense, net	3,594	7,389	1,779	1,097	792	791	126	785	631	585	887
Equity investment loss	2	8	5	4	5,224	3	3,327	1,080	-	-	-
Depreciation and amortization	7,982	7,878	7,756	7,953	7,026	5,081	5,128	5,232	5,080	3,863	3,992
EBITDA	6,956	7,616	2,386	(57,315)	13,426	21,013	10,310	7,452	9,209	25,398	16,238
Impairment of goodwill and intangible assets	-	2,000	-	64,000	-	-	-	-	-	-	
Stock Compensation	1,997	1,306	2,224	2,068	1,733	1,715	1,918	1,823	1,761	2,166	2,263
Loss (gain) on disposals of long-lived assets	178	214	1	32	(16)	537	28	184	23	148	230
M&A - related professional fees	329	328	-	-	-	-	-	-	-	-	-
Other professional fees	-	-	-	-	-	-	-	-	813	1,404	989
Severance	-	-	-	-	2,959	-	-	505	25	-	-
Transition services costs	-	3,936	2,403	-	-	-	1,865	182	1,092	659	-
Loss on leases	-	-	-	-	-	-	2,936	779	-	-	-
Loss on assets held for sale	-	-	-	-	-	2,425	-	-	-	1,618	1,527
Adjusted EBITDA	9,460	15,400	7,014	8,785	18,102	25,690	17,057	10,925	12,923	31,393	21,247
TTM ADJ EBITDA				40,659	49,301	59,591	69,634	71,774	66,595	72,298	76,488
Revenue	149,535	152,438	149,689	147,214	150,838	152,804	154,432	152,895	153,122	164,110	164,551
TTM Revenue				598,876	600,179	600,545	605,288	610,969	613,253	624,559	634,678
TTM ADJ EBITDA Margin				6.8%	8.2%	9.9%	11.5%	11.7%	10.9%	11.6%	12.1%

Thank You Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau , CFA MZ Group 561 - 489 - 5315 APEI@mzgroup.us